UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-05103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 17, 2023, the Company held its 2023 Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:

1.	The following individuals were elected as directors to serve until the 2024 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-votes
Kenneth S. Grossman	5,165,761	410,346	2,833,185
Joshua S. Horowitz	5.395,603	180,504	2,833,185
Alexander C. Kinzler	5,388,071	188,036	2,833,185
Laurance E. Narbut	5,395,724	180,383	2,833,185
Douglas N. Woodrum	4,161,965	1,414,142	2,833,185

2.
Stockholders approved, on an advisory basis, the compensation of our named executive officers described in the Proxy Statement dated March 6, 2023 relating to our 2023 Annual Meeting of Stockholders. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
5,331,037	216,884	28,186	2,833,185

3.
Stockholders favored, on an advisory basis, a frequency of every three years for a stockholder vote on the compensation of our named executive officers. As a result, the Board of Directors has determined that we will hold say-on-pay votes every three years until the next required advisory vote on the frequency of say-on-pay votes. The results of the vote were as follows:

One Year	Two Years	Three Years	Votes Abstaining	Broker Non-votes
1,490,175	19,274	4,029,999	36,659	2,833,185

4.
Stockholders ratified the appointment of Weaver and Tidwell LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2023. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
8,284,573	118,524	6,195	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2023

BARNWELL INDUSTRIES, INC.

	By:	/s/ Russell M. Gifford
		Name:	Russell M. Gifford
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)